EXHIBIT 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002


     In connection with the quarterly report of Cimetrix, Incorporated (the "Company") on Form 10-Q for the quarter ended March 31, 2005, Robert H. Reback hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

     (1) The quarterly report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2)  The information  contained in the quarterly report fairly presents, in
          all  material  respects,   the  financial  condition  and  results  of
          operations of the Company.


Date: May 16, 2005

/s/ Robert H. Reback
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Robert H. Reback
President and Chief Executive Officer
(Principal Executive Officer)

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